Supplement Dated December 4, 2015
To The Statement of Additional Information
Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective immediately.

Please delete all references to Danielle A. Bergandine.

On page 72, in the section "Trustees and Officers of the Trust," please insert the following row under the sub-heading "Officers":

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)
Adam C. Lueck (33) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (12/2015 to present)
Principal Occupation(s) During Past 5 Years:
Attorney of JNAM (10/2015 to present); Attorney, Johnson, Blumberg & Associates, LLC (7/2011 to 10/2015); eDiscovery Attorney, Synergy Legal Staffing (3/2011 to 7/2011); eDiscovery Attorney, Lawyerlink n/k/a Axiom Staffing Group (11/2010 to 2/2011); eDiscovery Attorney, Providus Group, LLC (9/2010 to 7/2011); eDiscovery Attorney, Daegis Inc. (3/2010 to 1/2011); Contract Attorney, Law Offices of Christ S. Stacey (7/2009 to 7/2011)

On page 72, in the section "Trustees and Officers of the Trust," please delete the row under the sub-heading "Officers" in its entirely for Joseph B. O'Boyle and replace it with the following:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)
Joseph O'Boyle (52) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present) Anti-Money Laundering Officer (12/2015 to present)
Principal Occupation(s) During Past 5 Years:
Vice President of JNAM (4/2012 to present); Chief Compliance Officer of funds sponsored by Curian Capital, LLC that are in the same Fund Complex as the Trust (5/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 to 2012); Chief Compliance Officer, Calamos Investments (2008 to 2011)

This supplement is dated December 4, 2015.